UNITED STATES
            		       SECURITIES AND EXCHANGE COMMISSION

            			       Washington, D.C.  20549




            				     FORM 8-K


            				  CURRENT REPORT
            		      PURSUANT TO SECTION 13 OR 15(D) OF THE
            			 SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                         February 25, 1997


            			   IMCLONE SYSTEMS INCORPORATED
            		(Exact Name of Registrant as Specified in Charter)



            	      Delaware                         0-19612
             (State or Other Jurisdiction      (Commission File Number)
                 of Incorporation)


            	    04-2834797
            (IRS Employer Identification Number)


            	       180 Varick Street, New York, New York          10014
            	      (Address of Principal Executive Offices)     (Zip Code)


                       (212) 645-1405
            	       Registrant's telephone number, including area code


            Item 5.    Other Events.

                 On February 25, 1997, ImClone Systems Incorporated,
            a Delaware corporation (the "Company"), filed a Registration Statement on Form S-3 with the Securities and Exchange Commission for an offering of up to 3,000,000 shares (the "Shares") of Common Stock, $.001 par value (the "Common Stock"), of the Company to be offered by the Company. The Company may sell the Shares of Common Stock directly to purchasers or through or to one or more agents, underwriters or dealers. The Company anticipates using the net proceeds from the offering (i) to continue to fund and expand its research and development programs and (ii) for general corporate purposes, including working capital. The actual use of proceeds of the offering will depend on the amount of net proceeds to the Company from the offering.



            SIGNATURES


            	  Pursuant to the requirements of the Securities
            Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


            				 IMCLONE SYSTEMS INCORPORATED



            Date: February 25, 1997          By /s/ JOHN B. LANDES
            				  John B. Landes
            				  Vice President-
            				  Business Development
            				  and General Counsel,
            				  Secretary